UNITED STATES

SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 15, 2020

Date of Report (date of earliest event reported)

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Park Avenue, 20th Floor New York New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 207-6400

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange
8.00% Senior Notes due 2042	MFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

On June 15, 2020 (the “Effective Date”), MFA FINANCIAL, INC. (“MFA” or the “Company”) and MFRESIDENTIAL ASSETS HOLDING CORP. (the “Borrower”), a wholly-owned subsidiary of the Company, entered into a credit agreement (the “Credit Agreement”) with the lenders party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent (in such capacities, including any successor thereto, the “Agent”), providing for a $500 million senior secured term loan facility (the “Term Loan Facility”). The loans under the Term Loan Facility are expected to be funded on or about June 26, 2020 (the “Funding Date”). Proceeds from the Term Loan Facility are expected to be used to (a) repay a portion of the outstanding repurchase agreement financing obligations of the Company’s subsidiaries, (b) pay accumulated but unpaid dividends in respect of the Company’s outstanding 7.50% Series B Cumulative Redeemable Preferred Stock and 6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, (c) provide the Borrower with working capital and (d) pay the fees and expenses related to the transactions contemplated thereby. The maturity date for the term loans is the sixth anniversary of the Funding Date.

Guarantees and Collateral

The Borrower’s obligations under the Term Loan Facility will be guaranteed by the Company and certain of its subsidiaries (such subsidiaries, collectively, the “Subsidiary Guarantors”). The obligations of the Company, the Borrower and the Subsidiary Guarantors under the Term Loan Facility will be secured by pledges of certain equity interests held by the Company, the Borrower and the Subsidiary Guarantors.

Interest and Fees

The term loans will be issued with original issue discount of 1%. Interest on the outstanding principal amount of the term loans will accrue at a rate of 11% per annum until the third anniversary of the Funding Date. Prior to the third anniversary of the Funding Date, a portion of such interest, in an amount equal to up to 3% per annum, may be capitalized, compounded and added to the unpaid principal amount of the term loans. The interest rate on the term loans will increase by 1% per annum on the third anniversary of the Funding Date and by an additional 1% per annum on each subsequent anniversary of the Funding Date. Upon the occurrence and during the continuance of an event of default under the Term Loan Facility, the principal amount of all term loans outstanding and, to the extent permitted by applicable law, any interest payments on such term loans or any fees or other amounts owing under the Term Loan Facility that, in either case, are then overdue, would thereafter bear interest at a rate that is 2% per annum in excess of the interest rate otherwise payable on the term loans.

Voluntary Prepayments, Installment Payments and Mandatory Prepayments

Under the terms of the Credit Agreement, the Borrower will be permitted to voluntarily prepay the term loans at any time without premium or penalty. Installment payments of principal as specified in the Credit Agreement, together with accrued and unpaid interest on such principal amount, will be required to be made on the last business day of each March, June, September and December beginning on September 30, 2020. Mandatory prepayments of the term loans will be required to be made from net cash proceeds received in connection with certain events, including the following:

•	the incurrence of any indebtedness not permitted by the Credit Agreement; and

•	insurance proceeds or condemnation awards in excess of $10 million in connection with theft, damage or other similar events with respect to any property of assets of the Borrower or any Subsidiary, subject to customary reinvestment rights.

Upon the occurrence of a Change of Control (as defined in the Credit Agreement), the Borrower will be required to make an offer to each lender to repay 100% of such lender’s outstanding term loans at par, plus the Special Redemption Premium (as defined in the Credit Agreement) that is due and payable, plus accrued and unpaid interest, if any, on such outstanding loans.

Covenants

The Credit Agreement provides for certain affirmative and negative covenants, which are applicable to the Company, the Borrower and their subsidiaries. The negative covenants in the Credit Agreement include, among other things, limitations (subject to exceptions) on the Company’s, the Borrower’s and their subsidiaries’ ability to:

•	incur liens on their assets;

•	wind up, liquidate or dissolve affairs or consummate any merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of property or assets;

•	make or pay dividends or other distributions with respect to their equity interests;

•	incur indebtedness;

•	make advances, loans or investments;

•	enter into transactions with their affiliates on a non-arm’s length basis;

•	amend, modify, change or waive the terms of the Company’s existing notes or any convertible debt or prepay such debt; and

•	engage directly or indirectly in any business other than the businesses engaged in by the Company and the subsidiaries as of the Funding Date and reasonable extensions and developments thereof and businesses reasonably similar, ancillary or complimentary to any of such businesses.

Liquidity Covenant

The Borrower must not permit the aggregate sum of (i) unrestricted cash and unrestricted cash equivalents of the Company, the Borrower and the subsidiaries plus (ii) the aggregate amount of unused committed availability as of such date under facilities for permitted repurchase agreement indebtedness of the Company, the Borrower and the subsidiaries to be less than $100,000,000 at any time.

Events of Default

Events of default under the Credit Agreement include, without limitation, events of default with respect to nonpayment of principal, interest or any fee or other amount due under the Term Loan Facility; breach of representations; breach of covenants; default in other agreements; bankruptcy, appointment of a receiver and other insolvency events; occurrence of an ERISA event, material judgments and attachments; and any guarantee, security documents or other loan documents no longer being in full force and effect.

Forward Commitment Agreement

In connection with the Credit Agreement and in accordance with the terms of a forward purchase and sale commitment agreement, dated as of June 15, 2020, by and between the Company and ATHENE USA CORPORATION (“Athene”) has agreed to purchase certain securities backed by residential mortgage loans that the Company or one or more of its subsidiaries may issue in the future.

Investment Agreement

On the Effective Date, the Company also entered into an Investment Agreement (the “Investment Agreement”) with OMAHA EQUITY AGGREGATOR, L.P. (the “Apollo Purchaser”) and Athene (together with the Apollo Purchaser, the “Purchasers” and each a “Purchaser”). Pursuant to the Investment Agreement, (i) the Company has agreed to issue to the Purchasers warrants (the “Warrants”) to purchase 37,039,106 shares in the aggregate (subject to adjustment in accordance with their terms) of the common stock, par value $0.01 per share, of the Company (the “Common Stock”), and (ii) the Purchasers or one or more of their affiliates have agreed to purchase, prior to the first anniversary date of the Investment Agreement, in one or a series of open market or privately negotiated transactions, a number of shares of Common Stock (the “New Shares”) equal to the lesser of (a) such number of shares representing 4.9% of the outstanding shares of Common Stock on the Effective Date or (b) such number of shares as the Purchasers may purchase for an aggregate gross purchase price of $50 million, subject to (1) reduction upon prepayment of the Term Loan Facility and (2) extension beyond one year if there are less than 15 trading weeks during that year in which the Company’s policies permit the Purchasers to purchase the New Shares. On terms and subject to the conditions set forth in the Investment Agreement, including certain customary closing conditions, the issuance of the Warrants will occur on the Funding Date.

Designee Appointment Rights

Following the Funding Date and until the later of (i) the first day on which the Apollo Purchaser and its affiliates no longer own, in the aggregate, 2.5% of the then-outstanding shares of Common Stock and (ii) the first day on which the Term Loan Facility is no longer outstanding, the Apollo Purchaser may elect to have a designee of the Apollo Purchaser (the “Apollo Designee”) be a non-voting observer of the Company’s Board of Directors (the “Board”) or to be appointed as a member of the Board. If the Apollo Purchaser elects to have the Apollo Designee appointed as a member of the Board, the Company has agreed to (a) nominate such designee to be elected at each annual meeting of the Company’s stockholders at which the class of directors, of which the Apollo Designee is a part of, is subject to election (or re-election), (b) recommend that the holders of Common Stock vote to elect such designee and (c) use its reasonable efforts to cause the election to the Board of a slate of directors that includes such designee.

Standstill Restrictions

From the Effective Date and until the later of (i) the second anniversary of the Funding Date and (ii) three months following the date on which the Apollo Designee is no longer serving on the Board or as an observer (and as of such time the Apollo Purchaser no longer has rights to designate a designee or otherwise has irrevocably waived in a writing delivered to the Company its rights under the Investment Agreement to nominate a designee), the Purchasers and certain of their affiliates will be subject to certain custom standstill obligations that restrict them from, among other things, purchasing additional securities of the Company, subject to certain exceptions set forth in the Investment Agreement.

The Warrants

Pursuant to the Investment Agreement, the Company has agreed to issue the Warrants to the Purchasers. The exercise price per share for one-half of the Warrants is $1.66, the closing price of the Company’s Common Stock on May 22, 2020 (the last closing price per share immediately preceding execution of the term sheet between the Company and APOLLO MANAGEMENT HOLDINGS L.P. relating to the transactions described in this Form 8-K), and the exercise price per share for the remaining half of the Warrants is $2.08, which is 125% of the closing price per share of the Common Stock on May 22, 2020. The exercise price of the Warrants and shares of Common Stock issuable upon exercise of the Warrants are subject to adjustments. The Warrants are exercisable at the holder’s option at any time and from time to time after the Funding Date, until the date that is the later of (i) the fifth anniversary of the Effective Date and (ii) the first anniversary of the date on which all obligations in respect of the Credit Agreement, including payment in full of the Term Loan Facility thereunder, have been satisfied.

Registration Rights Agreement

Pursuant to the Investment Agreement, the Company and the Purchasers will enter into a registration rights agreement, whereby the Purchasers are entitled to customary registration rights with respect to the New Shares and shares of Common Stock for which the Warrants may be exercised.

*****

The transactions contemplated by the Credit Agreement, the Investment Agreement and the Asset Level Debt Facility (as defined below) are subject to and conditioned on, among other things, the completion of definitive documentation relating to the Asset Level Debt Facility, completion of documentation relating to the Company’s exit from the previously-reported Forbearance Agreement, dated as of June 1, 2020, with the its existing repurchase agreement counterparties and other customary closing conditions.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuances of the Warrants pursuant to the Investment Agreement are intended to be exempt from registration under the Securities Act 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), by virtue of the exemption provided by Section 4(a)(2) the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 7.01. Regulation FD Disclosure.

In connection with, and conditioned on, the funding of the Credit Agreement, Barclays and affiliates of Athene (the “Asset Level Lenders”) executed on June 15, 2020, a commitment letter with the Company pursuant to which the Asset Level Lenders have committed, subject to satisfaction of customary conditions precedent, to a non-mark-to-market term loan facility with one or more subsidiaries of the Company to provide, severally and not jointly, financing in an aggregate amount of up to $1,650,000,000 (the “Asset Level Debt Facility”). The Company’s borrowing subsidiaries will pledge, as collateral security for the Asset Level Debt Facility, (i) an identified and mutually agreed portfolio of non-QM mortgage loans, residential mortgage loans secured by investor properties, re-performing mortgage loans, non-performing mortgage loans, and seasoned performing mortgage loans, (ii) the equity of the entity that directly owns such mortgage loan collateral, and (iii) the equity in a newly formed subsidiary that will own any REO properties acquired by the Company in connection with any foreclosures or other liquidations of the collateral mortgage loans. The Asset Level Debt Facility is also expected to close on or about June 26, 2020.

Item 8.01. Other Events.

On June 16, 2020, the Company issued a press release (the “Press Release”) announcing the Transactions, which was furnished to the Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 16, 2020, and incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

As discussed herein and therein, each of this Form 8-K and the Press Release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in this Form 8-K and the Press Release as well as in the Company’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

These forward-looking statements include information about possible or assumed future results with respect to MFA’s business, financial condition, liquidity, results of operations, plans and objectives. Statements regarding the following subjects, among others, may be forward-looking: risks related to the ongoing spread and economic and operational effects of the COVID-19 virus; uncertainties related to the Company’s new financing arrangements, including without limitation uncertainties regarding the funding of such arrangements and the anticipated benefits and uses of such funds; the Company’s ability to meet its ongoing obligations under its forbearance agreement and the Company’s expectations with respect to any exit from forbearance or the ability to extend such forbearance if needed; the Company’s ability to accurately estimate information related to its operations and financial condition subsequent to the end of the first quarter (particularly in light of the highly volatile and uncertain market conditions); payments of future dividends, including accumulated but unpaid dividends on the Company’s Series B Preferred Stock and Series C Preferred Stock; changes in interest rates and the market (i.e., fair) value of MFA’s residential whole loans, MBS and other assets; changes in the prepayment rates on residential mortgage assets, an increase of which could result in a reduction of the yield on certain investments in its portfolio and could require MFA to reinvest the proceeds received by it as a result of such prepayments in investments with lower coupons, while a decrease in which could result in an increase in the interest rate duration of certain investments in MFA’s portfolio making their valuation more sensitive to changes in interest rates and could result in lower forecasted cash flows; credit risks underlying MFA’s assets, including changes in the default rates and management’s assumptions regarding default rates on the mortgage loans in MFA’s residential whole loan portfolio; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowings; implementation of or changes in government regulations or programs affecting MFA’s business; MFA’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by MFA to accrete the market discount on residential whole loans and the extent of prepayments, realized losses and changes in the composition of MFA’s residential whole loan portfolios that may occur during the applicable tax period, including gain or loss on any whole loan modifications, foreclosures and liquidations; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA’s Board of Directors and will depend on, among other things, MFA’s taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as MFA’s Board of Directors deems relevant; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended (or the “Investment Company Act”), including statements regarding the concept release issued by the Securities and Exchange Commission (“SEC”) relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are engaged in the business of acquiring mortgages and mortgage-related interests; MFA’s ability to continue growing its residential whole loan portfolio, which is dependent on, among other things, the supply of loans offered for sale in the market; expected returns on MFA’s investments in nonperforming residential whole loans (“NPLs”), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e.g., taxes, insurance, maintenance expenses, etc. on the underlying property) and the amount ultimately realized upon resolution of the asset; targeted or expected returns on MFA’s investments in recently-originated loans, the performance of which is, similar to MFA’s other mortgage loan investments, subject to, among other things, differences in prepayment risk, credit risk and financing cost associated with such investments; risks associated with MFA’s investments in MSR-related assets, including servicing, regulatory and economic risks, risks associated with our investments in loan originators, and risks associated with investing in real estate assets, including changes in business conditions and the general economy. These and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that MFA files with the SEC, could cause MFA’s actual results to differ materially from those projected in any forward-looking statements it makes.

These forward-looking statements are based on beliefs, assumptions and expectations of MFA’s future performance, taking into account information currently available. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA. Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2020

MFA FINANCIAL, INC.

By:	/s/ Harold E. Schwartz
	Name:	Harold E. Schwartz
	Title:	Senior Vice President and General Counsel